Supplement to the

Fidelity Massachusetts AMT Tax-Free Money Market Fund (FMSXX),
Fidelity® Massachusetts Municipal Income Fund (FDMMX), and
Fidelity Massachusetts Municipal Money Market Fund (FDMXX)

Fidelity Massachusetts AMT Tax-Free Money Market Fund is a Class of shares of
Fidelity Massachusetts AMT Tax-Free Money Market Fund

Funds of Fidelity Massachusetts Municipal Trust

STATEMENT OF ADDITIONAL INFORMATION

April 1, 2010

For Fidelity Massachusetts AMT Tax-Free Money Market Fund and Fidelity Massachusetts Municipal Money Market Fund, effective May 28, 2010, the following information replaces the similar information regarding each fund's non-fundamental investment limitation with respect to illiquid securities in the "Investment Policies and Limitations" section beginning on page 3.

The fund does not currently intend to purchase any security if, as a result, more than 5% of its total assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to it by the fund.

For purposes of each fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 5% of its total assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For Fidelity Massachusetts AMT Tax-Free Money Market Fund and Fidelity Massachusetts Municipal Money Market Fund, the following information supplements the information in the "Fund Holdings Information" section beginning on page 53.

Beginning on or before October 7, 2010, the funds will provide a full list of holdings as of the last business day of the previous month on the web site. This information will be provided monthly by no later than the fifth business day of each month. The information will be available on the web site for a period of not less than six months.

MASB-10-01 May 21, 2010
1.475751.120

Supplement to the

Fidelity® Massachusetts AMT Tax-Free Money Market Fund

Institutional Class (FMAXX) and Service Class (FMHXX)

A Fund of Fidelity Massachusetts Municipal Trust

STATEMENT OF ADDITIONAL INFORMATION

April 1, 2010

Effective May 28, 2010, the following information replaces the similar information regarding the fund's non-fundamental investment limitation with respect to illiquid securities in the "Investment Policies and Limitations" section beginning on page 3.

The fund does not currently intend to purchase any security if, as a result, more than 5% of its total assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to it by the fund.

For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 5% of its total assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

The following information supplements the information in the "Fund Holdings Information" section beginning on page 43.

Beginning on or before October 7, 2010, the fund will provide a full list of holdings as of the last business day of the previous month on the web site. This information will be provided monthly by no later than the fifth business day of each month. The information will be available on the web site for a period of not less than six months.

MAA/MASCB-10-01 May 21, 2010
1.872068.103